UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): November 30, 2005


                    Federal Agricultural Mortgage Corporation
               -------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Federally chartered
      instrumentality of
       the United States                0-17440            52-1578738
(State or other jurisdiction of      (Commission        (I.R.S. Employer
 incorporation or organization)      File Number)       Identification No.)



 1133 Twenty-First Street, N.W., Suite 600, Washington, D.C.      20036
         (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (202) 872-7700


                                    No change
          (Former name or former address, if changed since last report)


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Section 7 - Regulation FD

Item 7.01.  Regulation FD Disclosure.

     On December 2, 2005, the Registrant issued a press release to report that Henry D. Edelman, President and Chief Executive Officer, and Nancy E. Corsiglia, Vice President and Chief Financial Officer, had entered into trading plans in compliance with Securities and Exchange Commission Rule 10b5-1. A copy of the press release is attached to this report as Exhibit 99 and is incorporated herein by reference.


Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

            99. Press Release dated December 2, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FEDERAL AGRICULTURAL MORTGAGE CORPORATION



                                    By:   /s/ Jerome G. Oslick
                                       ---------------------------------
                                        Name:  Jerome G. Oslick
                                        Title: Vice President - General Counsel




Dated:      December 2, 2005